SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                           THE SECURITIES ACT OF 1934



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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 3, 2004


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                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                                    33-60032                            62-1518973
(State of Incorporation)            (Commission File Number)  (I.R.S. Employer Identification No.)




                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)



           Registrant's telephone, including area code (901) 320-8100

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


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      Explanatory note: This Form 8-K/A amends the Form 8-K, dated August 2, 2004, of Buckeye Technologies Inc. to correct typographical errors consisting of corrected dates in the explanation of the item, correction of operating income (loss) for the three months ended June 30, 2003 on the Consolidated Statements of Operation, and minor formatting modifications.

     On August 2, 2004, Buckeye Technologies Inc. (the "Company") issued a press release regarding its results of operations for the ear ended June 30, 2004, including a statement of operations for that quarter, a consolidated balance sheet as of June 30, 2004, a consolidated statement of cash flow for that quarter, and supplemental financial data. In addition, on August 3, 2004, the Company will hold a teleconference at 9:30 a.m. Central to discuss the year end. The teleconference can be accessed via the website www.streetevents.com, the Company's website homepage at www.bkitech.com or via telephone at (888) 857-6929 within the United States or (719)457-2600 for international callers.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,


                                         BUCKEYE TECHNOLOGIES INC.



                                        /S/ KRISTOPHER J. MATULA
                                        ----------------------------------------
                                        Kristopher J. Matula
                                        Executive Vice President and
                                        Chief Financial Officer
                                        August 3, 2004

News from
[OBJECT OMITTED]

FOR IMMEDIATE RELEASE            Contacts: Kris Matula, Executive Vice President
                                                     and Chief Financial Officer
                                                                    901-320-8588
                                                                 Gordon Mitchell
                                                      Investor Relations Manager
                                                                    901-320-8256
                                                       Website:  www.bkitech.com
BUCKEYE REPORTS FOURTH QUARTER RESULTS


MEMPHIS, TN August 2, 2004 - Buckeye Technologies Inc. (NYSE:BKI) today announced that it earned $1.4 million after tax ($.04 per share) in the quarter ended June 30, 2004. The Company's results include $2 million after tax in restructuring and impairment charges primarily related to the previously announced closures of its facilities in Cork, Ireland and Lumberton, North Carolina.

During the same quarter of the prior year, the Company incurred a loss of $5.2 million after tax ($.14 per share) which included $5.4 million after tax in restructuring and impairment charges, primarily relating to the partial closure of the Lumberton plant and the impairment of idle nonwovens equipment.

Excluding the impairment and restructuring charges, the Company earned $3.4 million after tax ($.09 per share) in April-June 2004. This compares to earnings of $0.2 million after tax ($.01 per share) in the same period a year ago.

During fiscal year 2004, the Company incurred a loss of $38.2 million after tax ($1.03 per share) including impairment, restructuring, and refinancing costs of $36.6 million after tax ($.99 per share). This compares to a loss of $24.9 million after tax ($.67 per share) in fiscal 2003, which included a $24.7 million after tax impairment and restructuring charge (also $.67 per share).

Net sales for the April-June quarter were $168 million, equal to sales in the same quarter of the prior year. Net sales for fiscal 2004 were $656.9 million, 2.5% above the $641.1 million achieved in the prior year.

Buckeye Chairman, David B. Ferraro, stated, "Although fiscal 2004 was a disappointing year for Buckeye, we are encouraged by recent strengthening trends in our markets. The restructuring steps we have taken are improving our efficiency and enabling us to more effectively utilize our capacity. We are confident that we have implemented the right plans to improve future earnings."

Mr. Ferraro went on to say, "During April-June, we achieved a gross margin of 15.5%, which represents a 3.4 percentage point improvement over the 12.1% gross margin achieved during the year ago quarter. We remain committed to achieving additional margin improvement and restoring our profitability to historical levels."

Buckeye, a leading manufacturer and marketer of specialty fiber and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.

 Consolidated Statements of Operations
(In thousands, except per share data)

                                                                       Three Months Ended                        Year Ended
                                                              June 30,     March 31,     June 30,         June 30,      June 30,
                                                                2004          2004         2003             2004          2003
                                                            ------------- ------------- ------------     ------------ -------------
Net sales............................................         $168,042      $172,761     $168,014         $656,913      $641,082
Cost of goods sold...................................          142,053       151,031      147,602          579,472       558,221
                                                            ------------- ------------- ------------     ------------ -------------
Gross margin.........................................           25,989        21,730       20,412           77,441        82,861
Selling, research and administrative expenses........           10,438         9,445       10,543           42,423        37,896
Impairment of long-lived assets......................            1,075        43,891        6,757           45,908        36,503
Restructuring costs..................................            2,073           143        1,636            5,945         1,636
                                                            ------------- ------------- ------------     ------------ -------------
Operating income (loss)                                         12,403       (31,749)       1,476         (16,835)        6,826
Net interest expense and amortization of debt costs..           11,305        11,369       11,222           46,361        46,464
Loss on early extinguishment of debt.................                -             -            -            4,940             -
Foreign exchange, amortization of intangibles, other.              268           149          197            1,971         2,378
                                                            ------------- ------------- ------------     ------------ -------------
Income (loss) before income taxes....................              830       (43,267)      (9,943)         (70,107)      (42,016)
Income tax benefit...................................             (580)      (15,762)      (4,782)         (26,197)      (17,122)
                                                            ------------- ------------- ------------     ------------ -------------
Income (loss) before cumulative effect of change in
     accounting......................................            1,410       (27,505)      (5,161)         (43,910)      (24,894)
Cumulative effect of change in accounting (net of
      tax of $3,359).................................                -             -            -            5,720             -
                                                            ------------- ------------- ------------     ------------ -------------
Net income (loss)....................................          $ 1,410      $(27,505)     $(5,161)        $(38,190)     $(24,894)

Earnings (loss) per share before cumulative effect of
      change in accounting
             Basic earnings (loss) per share.........            $0.04        $(0.74)      $(0.14)          $(1.18)       $(0.67)
             Diluted earnings (loss) per share                   $0.04        $(0.74)      $(0.14)          $(1.18)       $(0.67)

Cumulative effect of change in accounting
              Basic earnings (loss) per share........            $   -        $   -        $    -           $ 0.15        $    -
              Diluted earnings (loss) per share......            $   -        $   -        $    -           $ 0.15        $    -

Earnings (loss) per share
              Basic earnings (loss) per share........            $0.04        $(0.74)      $(0.14)          $(1.03)       $(0.67)
              Diluted earnings (loss) per share......            $0.04        $(0.74)      $(0.14)          $(1.03)       $(0.67)


Weighted average shares for basic earnings per share.           37,234        37,009       36,973           37,075        36,965
Adjusted weighted average shares for diluted
   earnings per share................................           37,369        37,009       36,973           37,075        36,965

Proforma amounts, assuming change in accounting
method is applied retroactively:
Net income (loss)....................................           $1,410       $(27,505)     $(4,816)        $(43,910)     $(23,513)
Basic earnings (loss) per share......................           $ 0.04        $ (0.74)     $ (0.13)        $  (1.18)     $  (0.64)
Diluted earnings (loss) per share....................           $ 0.04        $ (0.74)     $ (0.13)        $  (1.18)     $  (0.64)


Consolidated Balance Sheets
(In thousands)
(Unaudited)

                                                                                    June 30
                                                                           2004                 2003
                                                                    ---------------------------------------
Assets
Current assets:
     Cash and cash equivalents................................             $ 27,235           $  49,977
     Cash, restricted.........................................                                    3,375
     Accounts receivable, net.................................              112,367             126,283
     Inventories..............................................              107,439             136,705
     Deferred income taxes and other..........................               10,207              13,537
                                                                    ---------------------------------------
Total current assets..........................................              257,248             329,877

Property, plant and equipment, net............................              537,632             594,138
Goodwill, net.................................................              130,172             129,631
Intellectual property and other, net..........................               41,023              44,239
                                                                    ---------------------------------------
Total assets..................................................            $ 966,075         $ 1,097,885
                                                                    =======================================

Liabilities and stockholders' equity
Current liabilities:
     Trade accounts payable...................................             $ 27,130           $  37,007
     Accrued expenses.........................................               45,337              48,360
       Current portion of capital lease obligation............                  632                 583
     Current portion of long-term debt........................               16,972              41,718
                                                                    ---------------------------------------
Total current liabilities.....................................               90,071             127,668

Long-term debt................................................              587,076             619,474
Deferred income taxes.........................................               37,956              66,728
Capital lease obligation......................................                2,068               2,700
Other liabilities.............................................               19,559              19,431
Stockholders' equity..........................................              229,345             261,884
                                                                    ---------------------------------------
Total liabilities and stockholders' equity....................             $966,075         $ 1,097,885
                                                                    =======================================


Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

                                                                          Year Ended June 30
                                                                       2004               2003
                                                                -------------------------------------
Operating activities
Net loss.............................................                 $ (38,190)         $ (24,894)
Adjustments to reconcile net loss to net cash provided by
   operating activities:
     Cumulative effect of change in accounting.......                    (5,720)                 -
     Impairment charge of long-lived assets..........                    45,908             36,503
     Depreciation....................................                    45,675             46,500
     Amortization....................................                     4,227              5,588
     Loss on early extinguishment of debt............                     4,940                 -
     Deferred income taxes...........................                   (27,340)           (13,489)
     Other...........................................                     4,877                585
     Changes in operating assets and liabilities:
         Accounts receivable.........................                    11,716            (25,267)
         Inventories.................................                    29,838             14,284
         Prepaid expenses and other assets...........                    (1,302)            13,827
         Accounts payable and other current liabilities                  (8,973)             1,569
                                                                -------------------------------------
Net cash provided by operating activities............                    65,656             55,206

Investing activities
Purchases of property, plant and equipment...........                   (31,871)           (28,424)
Redemption of short term investments.................                         -              8,863
Other................................................                      (374)              (872)
                                                                -------------------------------------
Net cash used in investing activities................                   (32,245)           (20,433)

Financing activities
Proceeds from exercise of options                                         2,667                  -
Net payments under revolving line of credit..........                  (224,026)           (19,923)
Issuance of long-term debt...........................                   350,000                 -
Payments for debt issuance costs.....................                    (9,070)              (671)
Payments related to early extinguishment of debt.....                    (2,115)                -
Proceeds from termination of swap                                         4,000                 -
Principal payments on long-term debt and other.......                  (178,333)           (22,539)
                                                                -------------------------------------
Net cash provided by (used in) financing activities..                   (56,877)           (43,133)
                                                                -------------------------------------

Effect of foreign currency rate fluctuations.........                       724              2,331

Decrease in cash and cash equivalents................                   (22,742)            (6,029)
Cash and cash equivalents at beginning of year.......                    49,977             56,006
                                                                -------------------------------------
Cash and cash equivalents at end of year.............                  $ 27,235           $ 49,977
                                                                =====================================

Buckeye Technologies Inc.
Supplemental Financial Data
(In $000)
(Unaudited)

                                                                       Three Months Ended                        Year Ended
Segment Results                                               June 30,     March 31,     June 30,         June 30,      June 30,
                                                                2004          2004         2003             2004          2003
                                                            ----------------------------------------     --------------------------
Specialty fibers
     Net sales                                                $118,165      $121,289     $118,892         $461,360      $466,524
     Operating income (a)                                       12,714        10,896        8,159           28,198        41,935
     Depreciation and amortization (b)                           7,024         7,037        6,874           27,662        29,344
     Capital expenditures                                        4,457         4,596        7,723           28,909        24,670

Nonwoven Materials
     Net sales                                                 $55,987      $ 57,259     $ 52,804         $217,641      $195,860
     Operating income (a)                                        2,595         1,349        1,659            7,580         3,978
     Depreciation and amortization (b)                           3,633         4,782        4,382           17,150        16,096
     Capital expenditures                                          884           636        1,262            2,662         3,194

Corporate
     Net sales                                                 $(6,110)      $(5,787)     $(3,682)       $ (22,088)    $ (21,302)
     Operating income (a)                                       (2,906)      (43,994)      (8,342)         (52,613)      (39,087)
     Depreciation and amortization (b)                             828           831          508            3,321         3,589
     Capital expenditures                                           73            35          167              300           560

Total
     Net sales                                                $168,042      $172,761     $168,014         $656,913      $641,082
     Operating income (a)                                       12,403       (31,749)       1,476          (16,835)        6,826
     Depreciation and amortization (b)                          11,485        12,650       11,764           48,133        49,029
     Capital expenditures                                        5,414         5,267        9,152           31,871        28,424

(a) Asset impairment and restructuring costs are included in operating income for the corporate segment.
(b) Depreciation and amortization includes depreciation, depletion and amortization of intangibles. Only the Corporate grouping has amortization of intangibles that is excluded from the determination of operating income.



                                                                       Three Months Ended                         Year Ended
Adjusted EBITDA                                               June 30,     March 31,     June 30,          June 30,      June 30,
                                                                2004          2004         2003              2004          2003
                                                            ------------- ------------- ------------     ------------- -------------
Income (loss) before cumulative effect of change in
    accounting                                                 $ 1,410     $(27,505)     $(5,161)          $(43,910)     $(24,894)
Income tax benefit                                                (580)     (15,762)      (4,782)           (26,197)      (17,122)
Net interest expense                                            10,900       11,043       10,623             44,401        43,964
Amortization of debt costs                                         405          326          599              1,960         2,500
Early extinguishment of debt                                         -            -            -              4,940             -
Depreciation, depletion and amortization                        11,485       12,650       12,212             48,133        49,029
                                                            ------------- ------------- ------------     ------------- -------------
EBITDA                                                          23,620      (19,248)      13,491             29,327        53,477

Interest income                                                    216          247          237                923         1,062
Asset impairments                                                1,075       43,891        6,757             45,908        36,503
Loss on disposal of assets                                         304           20          122                998           632
Restructuring charges (c)                                          492          143        1,636              4,364         1,636
Restatement due to change in accounting                              -            -            -              8,525             -
                                                            ------------- ------------- ------------     ------------- -------------
Adjusted EBITDA                                                $25,707      $25,053      $22,243            $90,045       $93,310
                                                            ============= ============= ============     ============= =============

We calculate EBITDA as earnings before cumulative effect of change in accounting plus net interest expense, income taxes and depreciation and amortization. Adjusted EBITDA further adjusts EBITDA by adding back the following items: interest income, cumulative effect of changes in accounting, asset impairment charges, restructuring charges and other (gains) losses. You should not consider adjusted EBITDA to be an alternative measure of our net income, as an indicator of operating performance; or our cash flow as an indicator of liquidity. Adjusted EBITDA corresponds with the definition contained in our US revolving credit facility and it provides useful information concerning our ability to comply with debt covenants. Prior year calculations have been restated to conform with the current credit facility definition. Although we believe adjusted EBITDA enhances your understanding of our financial condition, this measure, when viewed individually, is not a better indicator of any trend as compared to other measures (e.g., net sales, net earnings, net cash flows, etc.)

On June 30, 2004, we had borrowing capacity of $67.7 million on the revolving credit facility. The portion of this amount that we could borrow will depend on our financial results and ability to comply with certain borrowing conditions under the revolving credit facility.

(c) The definition of Adjusted EBITDA limits the add back of restructuring charges to costs incurred from October 1, 2002 through June 30, 2004, provided that the aggregate amount does not exceed $6.0 million. Since we exceeded the $6.0 million threshold during the three months ended June 30, 2004, our add back was limited to $492 of the $2,073 of restructuring expense recorded during the quarter.